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                                                                EXHIBIT 10.1

                                JENNY CRAIG, INC.

                   AMENDED AND RESTATED 1991 STOCK OPTION PLAN


1.   Purposes

     The purposes of the Jenny Craig, Inc. 1991 Stock Option Plan (the "Plan") are to enable Jenny Craig, Inc. ("Jenny Craig") and its subsidiaries to attract, retain and motivate the best qualified personnel and to create a long-term mutuality of interest between the key personnel and the shareholders of Jenny Craig by granting them options to purchase Jenny Craig stock.


2.   Definitions

     Unless the context requires otherwise, the following words as used in the Plan shall have the meanings ascribed to each below, it being understood that masculine, feminine and neuter pronouns are used interchangeably, and that each comprehends the others.

     (a) "Advisory Board" shall mean the Advisory Board of Jenny Craig.

     (b) "Board" shall mean the Board of Directors of Jenny Craig.

     (c) "Committee" shall mean such committee, if any, appointed by the Board to administer the Plan, consisting of such directors as may be appointed by the Board, provided that, with respect to grants of Options to non-employee directors and any action hereunder relating to Options held by non-employee directors, Committee shall mean the Board, and provided further, if the Board does not appoint a committee to administer the Plan, "Committee" shall mean the Board.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (e) "Common Stock" shall mean the common stock of Jenny Craig, par value $.000000005, any common stock into which such common stock may be changed and any common stock resulting from any reclassification of such common stock.

     (f) "Company" shall mean Jenny Craig and its subsidiaries any of whose employees are Participants (as hereinafter defined) in this Plan.

     (g) "Fair Market Value" shall mean the value of a share of Common Stock on a particular date, determined as follows:

         (i) If the Common Stock is listed or admitted to trading on such date on the New York Stock Exchange, the mean of the high and low sales prices of a Share on such date as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange; or

         (ii) If the Common Stock is not listed or admitted to trading on the New York Stock Exchange but is listed or admitted to trading on another national exchange, the mean of the high and low sales



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     prices of a Share on such date as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on such national exchange; or

         (iii) If the Common Stock is not listed or admitted to trading on any national exchange, the mean of the closing bid and asked prices (or, if available, the high and low sales prices) of a Share on such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automatic Quotation System, the National Quotation Bureau or such other system then in use with regard to the Common Stock or, if on such date the stock of the Company is publicly traded but not quoted by any such system, the mean of the closing bid and asked prices of a Share on such date as furnished by a professional market maker making a market in the Common Stock;

         (iv) If in (i), (ii) or (iii) above, as applicable, there were no sales on such date reported as provided above, the respective prices on the most recent prior day on which a sale of a Share took place; or

         (v) If the Common Stock is not publicly traded, such amount set by the Committee in good faith.

     (h) "Minimum Exercise Price" shall mean one hundred percent (100%) of the Fair Market Value of a Share at the time of the grant of the Option, or the par value of a Share, whichever is greater.

     (i) "Option" shall mean the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

     (j) "Participant" shall mean a key employee of the Company (who may be, but need not be, an officer, director and/or member of the Advisory Board of Jenny Craig), a non-employee director, an Advisory Board member or a consultant to the Company, who has been granted Options under the Plan.

     (k) "Share" shall mean a share of Common Stock.


3.   Effective Date

     The effective date of the Plan shall be October 1, 1991.


4.   Administration

     (a) The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and all Options granted hereunder; to establish, amend, and rescind rules for carrying out the Plan; to administer the Plan; to select employees, directors, consultants and Advisory Board members to participate in the Plan; to grant Options under the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine whether each Option granted under the Plan shall be intended to qualify as an "incentive stock option" under Section 422A of the Code; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee deems necessary or desirable, all of which shall be in the Committee's sole discretion. The Committee shall not be bound to any standards of uniformity or similarity of action,



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interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Its determination shall be binding on all parties.

     (b) Any Participant may hold more than one Option under the Plan and under any other plan pursuant to which stock options, Shares or other incentives may be granted, issued or paid.

     (c) The Committee may designate the Secretary of Jenny Craig, other employees of Jenny Craig or competent professional advisors to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute agreements or other documents on behalf of the Committee. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by Jenny Craig.

     (d) No member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Board shall be indemnified and held harmless by Jenny Craig against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of Jenny Craig) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors under applicable law or under the certificate of incorporation or by-laws of Jenny Craig.

     (e) The Committee shall select one of its members as a Chairman and shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board.

     (f) All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee were in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all of the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.


5.   Shares; Adjustment Upon Certain Events

     (a) Shares to be issued under the Plan shall be made available, at the discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by Jenny Craig.

     (b) Except as provided in this Section 5, the aggregate number of Shares that may be issued under the Plan shall not exceed 3,000,000 shares. If Options are for any reason cancelled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the limit provided by the preceding sentence.



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     (c) No fractional Shares will be issued or transferred in the exercise of any Option. In lieu thereof, Jenny Craig shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

     (d) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of Jenny Craig to make or authorize any adjustment, recapitalization, reorganization or other change in Jenny Craig's capital structure or its business, any merger or consolidation of Jenny Craig, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of Jenny Craig or any sale or transfer of all or part of its assets or business, or any other corporate act or proceeding, in which case the provisions of this Section 5 shall govern outstanding Options.

     (e) The Shares with respect to which Options may be granted are Shares of Common Stock as presently constituted, but, if and whenever, prior to the expiration of an Option theretofore granted, Jenny Craig shall effect a subdivision, recapitalization or consolidation of Shares or the payment of a stock dividend on Shares without receipt of consideration, the purchase price per Share and the number and class of Shares and/or other securities with respect to which such Option thereafter may be exercised, and the total number and class of Shares and/or other securities that may be issued under this Plan, shall be proportionately adjusted.

     (f) If Jenny Craig merges or consolidates with one or more corporations, then from and after the effective date of such merger or consolidation, upon exercise of an Option theretofore granted the Participant shall be entitled to purchase under such Option, in lieu of the number of Shares as to which such Option shall then be exercisable but on the same terms and conditions of exercise set forth in such Option, the number and class of Shares and/or other securities or property (including cash) to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, the Participant had been the holder of record of the total number of Shares receivable upon exercise of such Option (whether or not then exercisable) had such merger or consolidation not occurred.

     (g) If, as a result of any adjustment made pursuant to the preceding paragraphs of this Section 5, any Participant shall become entitled upon exercise of an Option to receive any securities other than Common Stock, then the number and class of securities so receivable thereafter shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in this
Section 5.

     (h) Except as hereinbefore expressly provided, the issuance by Jenny Craig of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of Shares and/or other securities or property subject to Options theretofore granted or the purchase price per Share.

     (i) Notwithstanding any provision of this Section 5 to the contrary, if authorized but previously unissued Shares are issued under the Plan, such Shares shall not be issued for a consideration less than their par value.



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6.   Awards and Terms of Options

     (a) Grant. The Committee may grant Options not intended to be "incentive stock options" within the meaning of section 422A of the Code to key employees, Advisory Board members and consultants to the Company, and may grant "incentive stock options" to key employees. The Board may grant Options not intended to be "incentive stock options" within the meaning of Section 422A of the Code to non-employee directors. Additionally, without further action by the Board, the Committee or the stockholders of Jenny Craig, each non-employee director on the date immediately prior to the effective date of Jenny Craig's initial public offering of its common stock, and each person who becomes a non-employee director thereafter and prior to November 1, 1996 shall automatically receive,
(x) a one-time grant, effective on the date immediately prior to the effective date of such public offering or, if later, on the date of such person becoming a director, of Options to purchase 5,000 Shares, and (y) an annual grant, on each anniversary of the initial grant for so long as such person continues to be a director, of Options to purchase 500 Shares. Options shall be evidenced by Option agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

         (i) Exercise Price. The purchase price per Share deliverable upon the exercise of an Option shall be determined by the Committee, but shall not be less than the Minimum Exercise Price. For Options received by non-employee directors pursuant to the second sentence of Section 6(a), the purchase price per Share deliverable upon the exercise of an Option shall be the Minimum Exercise Price.

        (ii) Number of Shares. The Option agreement shall specify the number of Options granted to the Participant, as determined by the Committee or as set forth in the second sentence of this Section 6(a) with respect to options granted pursuant to such sentence. The maximum number of Options that may be granted under the Plan during any calendar year to any Participant shall not exceed 500,000 Options, provided however that if the Company grants to any Participant during any calendar year less than 500,000 Options or does not grant any Options during any calendar year to such Participant, then the amount of such shortfall shall be carried forward and added to the maximum number of Options which may be granted in a subsequent year to such Participant. If some of the Options held by a Participant are exercised, any unexercised Options held by such Participant shall remain outstanding and shall be or become exercisable according to their respective terms.

       (iii) Period of Exercisability. Except as otherwise provided in the Plan or as otherwise determined by the Committee, no Option granted under the Plan shall become exercisable earlier than the expiration of six (6) months after the date of grant and each Option shall be exercisable after the expiration of such period. The Committee may prescribe shorter or longer time periods, periods of partial exercisability and additional requirements or conditions with respect to the exercise of Options in the Option agreement and may provide, either at the time of grant or thereafter, for the acceleration of an Option; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date of grant. Except as hereinafter provided, or as provided in the Participant's Option agreement, or as may be determined by the Committee, Options granted to any Participant may be exercised only during the continuance of that Participant's employment by the Company, service on the Board or Advisory Board or service as a consultant to the Company.

     (b) Procedure for Exercise. A Participant electing to exercise one or more Options shall give written notice to the Chief Financial Officer of Jenny Craig of such election and of the number of Options the



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Participant has elected to exercise. Shares purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash, by the delivery of unencumbered Shares owned by the Participant (provided that such Shares have been owned by the Participant for such period as is required by applicable accounting standards to avoid a charge to earnings), or on such other terms and conditions as may be acceptable to the Committee and in accordance with Delaware law. Upon receipt of payment, Jenny Craig shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

     (c) Expiration and Cancellation. If not previously exercised, each Option shall expire upon the tenth (10th) anniversary of the date of the grant thereof or upon the earlier termination of the Participant's employment by the Company, service on the Board or Advisory Board or service as a consultant to the Company, except as otherwise provided by Section 7 of the Plan.


7.   Effect of Termination of Employment or Other Service

     (a) By Reason of the Participant's Death. Except as otherwise provided in the Participant's Option agreement, if the Participant dies while an employee of the Company or while serving as a consultant to the Company, all outstanding Options not exercised by the Participant prior to death shall become immediately exercisable by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law. Unless otherwise specified in the Option Agreement, such Options shall remain exercisable for a period of one (1) year from the date of the Participant's death; provided, however, that no Option may be exercised more than ten (10) years from the date of grant.

     (b) By Reason of the Participant's Retirement or Disability. Except as otherwise provided in the Participant's Option agreement, if a Participant retires at or after age 65 (or, with the consent of the Committee, before age
65), or if a Participant's employment with, or service as a consultant to, the Company terminates due to disability (within the meaning of section 105(d)(4) of the Code), all outstanding Options not exercised by the Participant prior to the termination of his employment or service as a consultant shall immediately become exercisable. Unless otherwise specified in the Option agreement, all such Options shall remain exercisable for a period of one (1) year from the date of termination of the Participant's employment or service as a consultant, except that Options intended to qualify as incentive stock options may be exercised only for a period of three (3) months after termination of employment due to retirement; provided, however, that no Option may be exercised more than ten
(10) years after the date of the grant thereof.

     (c) By Reason of Other Separation from Service. Except as otherwise provided in the Participant's Option agreement, if a Participant's employment or service as a consultant is terminated for cause (as hereinafter defined) or is terminated by the Participant in violation of an agreement between the Participant and the Company, or if it is discovered after his separation from service that he had engaged in conduct that would have justified termination of his employment or service as a consultant for cause, all unexercised and outstanding Options held by the Participant shall immediately be cancelled. Termination shall be deemed to be for "cause" if (i) the Participant shall have committed fraud or any felony in connection with the Participant's duties as an employee of, or consultant to, the Company, or willful misconduct or the commission of any other act which causes or may reasonably be expected to cause substantial economic or reputational injury to the Company, or (ii) such termination is or would be deemed to be for cause under any employment or consulting agreement between the Company and the Participant. Unless otherwise specified in the Option agreement, upon any termination of employment, or service as a consultant, not



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governed by the preceding portion of this Section 7(c) or by Sections 7(a) or
7(b) hereof, all outstanding Options not exercised by the Participant prior to the termination of his employment, or service as a consultant, shall remain exercisable (to the extent exercisable by him immediately before such separation) for a period of three (3) months after such separation; provided, however, that (i) except as otherwise provided in the Participant's Option Agreement, or as otherwise determined by the Committee, no Options that were not exercisable during the period of the Participant's employment, or service as a consultant, shall thereafter become exercisable and (ii) no such Option may be exercised more than ten (10) years after the date of the grant.

     (d) Termination of Other Service. If a non-employee Participant's service as a member of the Board or the Advisory Board is terminated because of death, retirement, disability or other reason, any outstanding Options not exercised by the Participant prior to such termination shall become immediately exercisable by the Participant (or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law), and such Options shall remain exercisable for a period of one (1) year from the date of termination of service; provided, however, that no Option may be exercised more than ten (10) years from the date of grant.


8.   Nontransferability of Options

     No Option shall be transferable by the Participant otherwise than by will or under applicable laws of descent and distribution. In addition, no Option shall be assigned, negotiated, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no Option shall be subject to execution, attachment or similar process. Upon any transfer, assignment, negotiation, pledge or hypothecation of any Option, or in the event of any levy upon any Option by reason of any execution, attachment or similar process, contrary to the provisions hereof, such Option shall immediately become null and void.


9.   Rights as a Stockholder

     A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by his Option until he shall have become the holder of record of such Share(s), and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided for in this Plan.


10.  Determinations

     Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Board or Committee shall be final and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company, the directors, officers, employees and members of the Advisory Board of the Company, and their respective heirs, executors, administrators, personal representatives and other successors in interest.



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11.  Termination, Amendment and Modification

     (a) The Plan shall terminate at the close of business on August 28, 2001, unless terminated sooner as hereinafter provided, and no Option shall be granted under the Plan thereafter. The termination of the Plan shall not terminate any outstanding Options which by their terms continue beyond the termination date of the Plan. At any time prior to that date, the Board may terminate the Plan or suspend the Plan in whole or in part, or amend the Plan. Notwithstanding the foregoing, however, no such action may, without the approval of the stockholders of Jenny Craig, increase the total number of Shares which may be acquired upon exercise of Options granted under the Plan; reduce the Minimum Exercise Price at which any Option may be exercised below the Minimum Exercise Price; change the class of persons eligible to be Participants; or, unless no longer required as a condition of compliance with the requirements of Rule 16b-3, change the number of Options to be granted to non-employee directors, or materially increase the benefits accruing to non-employee directors hereunder.

     (b) Nothing contained in this Section 11 shall be deemed to prevent the Board or the Committee from authorizing amendments of outstanding Options of Participants including, without limitation, the reduction of the exercise price specified therein (or the granting or issuance of new Options at a lower exercise price upon cancellation of outstanding Options), so long as all Options outstanding at any one time shall not call for issuance of more Shares than the remaining number provided for under the Plan and so long as the provisions of any amended Options would have been permissible under the Plan if such Option had been originally granted or issued as of the date of such amendment with such amended terms. Notwithstanding anything to the contrary contained in this
Section 11, no termination, amendment, or modification of the Plan may, without the consent of the Participant or the transferee of his Option, alter or impair the rights and obligations arising under any then outstanding Option.


12.  Non-Exclusivity

     Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of Jenny Craig for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting or issuance of Options, Shares and/or other incentives otherwise than under the Plan, and such arrangements may be either generally applicable or limited in application.


13.  Use of Proceeds

     The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of Jenny Craig and used for its general corporate purposes as the Board shall determine.


14.  General Provisions

     (a) The Plan shall not impose any obligations on the Company to continue the employment of, or retain in any other capacity, any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of, or in any other capacity with the Company.



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     (b) If the Board determines that the law so requires, the holder of an
Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to Jenny Craig a written statement, in form satisfactory to Jenny Craig, representing and warranting that he is purchasing or accepting the Shares then acquired for his own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of said Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion from counsel approved by Jenny Craig as to the availability of such exception.

     (c) Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or his executor, administrator, or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.


15.  Issuance of Stock Certificates, Legends and Payment of Expenses

     (a) Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by Jenny Craig in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

     (b) Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Board, in its discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act of 1933, as amended, or to implement the provisions of any agreements between the Company and the Participant with respect to such Shares.

     (c) Jenny Craig shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by Jenny Craig in connection with such issuance or transfer and with the administration of the Plan.


16.  Listing of Shares and Related Matters

     If at any time the Board shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the award or sale of Shares under the Plan, no Shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.



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17.  Withholding Taxes

     The Company shall have the right to deduct withholding taxes from any payments made pursuant to the Plan, or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of the exercise of Options or the issuance of Shares or payments under the Plan, including requiring a Participant exercising an Option granted hereunder to reimburse the Company for any taxes required to be withheld or otherwise deducted and paid by the Company in respect of the Option exercise or the issuance of Shares pursuant thereto. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Participant upon such terms and conditions as the Company may prescribe.


18.  Notices

     Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to him of notices and the delivery to him of agreements, Shares and payments. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address.


19.  Severability of Provisions

     If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.


20.  Payment to Minors and Others, Etc.

     Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.


21.  Headings and Captions

     The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.


22.  Controlling Law

     The Plan shall be construed and enforced according to the laws of the State of California.



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